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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)                 January 6, 1994



                                 MAGNETEK, INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                      1-10233                    95-3917584
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 (State or other juris-             (Commission                 (IRS Employer
diction of incorporation)          File Number)              Identification No.)



11150 Santa Monica Boulevard, 15th Floor, Los Angeles, CA     90025
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Registrant's telephone number, including area code   (310) 473-6681
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                                 Not applicable
         (former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

          MagneTek, Inc. issued a public announcement today regarding its restructuring plans. Such public announcement is an Exhibit to this Form 8-K and is incorporated into this Item 5 by reference.

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MAGNETEK, INC.

Dated:  January 7, 1994                 By: /s/ David P. Reiland
                                           _________________________________
                                           David P. Reiland
                                           Senior Vice President and
                                           Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.                                                             Page No.
- -----------                                                             --------

    99         Press Release issued on January 6, 1994                      5